*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 26, 2012.

Meeting Information
	Meeting Type:	Annual
Cohen & Steers	For holders as of:	February 21, 2012
	Date: April 26, 2012	Time: 10:00 a.m.
Location: Cohen & Steers Capital Management, Inc.
280 Park Avenue, 20th Floor
New York, New York 10017

You are receiving this communication because you hold shares in the above named fund.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M40730-P20727

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  PROXY STATEMENT

  How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

  *    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M40731-P20727

The Board of Directors recommends you vote FOR the following:
1. Election of Directors.
Nominees:
1.1 GEORGE GROSSMAN

1.2 ROBERT H. STEERS

1.3 C. EDWARD WARD JR.

2. To transact such other business as may properly come before the meeting.

M40732-P20727

Voting Instructions

M40733-P20727

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11717

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M40724-P20737                    KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

COHEN & STEERS

			For	Withhold	For All	To withhold authority to vote for any individual
Vote on Directors			All	All	Except	nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Directors.
	Nominees:		☐	☐	☐

	1.1	GEORGE GROSSMAN
	1.2	ROBERT H. STEERS
	1.3	C. EDWARD WARD JR.

2.	To transact such other business as may properly come before the meeting.

The Shares of stock represented by this Proxy will be voted in accordance with the specifications made above.

If no specifications are made, such shares will be voted FOR the election of all the nominees for Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements therof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Please sign exactly as your name(s) appear(s) on the books and records of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

M40725-P20737

COHEN & STEERS 280 PARK AVENUE NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Denise Thomas and Lester J. Lay (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of the Cohen & Steers Fund, referenced on the reverse side of card, registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 20th Floor, New York, New York 10017 on April 26, 2012 and at any adjournments or postponements thereof and to otherwise represent the undersigned at the meeting with all power possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
(Continued on the reverse)